UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Utility and Infrastructure Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Utility and Infrastructure Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

Duff & Phelps Utility and Infrastructure Fund Inc.

Semi-Annual Report
April 30, 2022

Fund Distributions and Managed Distribution Plan: Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution on its common stock since September 2011. In June 2015, the Fund’s Board of Directors (the “Board”) adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a quarterly distribution on its common stock of 35.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported in your quarterly written statements are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value or widening an existing trading discount.
The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

June 9, 2022
Dear Fellow Shareholders:
Performance Review: Consistent with its investment objective and with its Managed Distribution Plan, the Fund declared two quarterly distributions in the first half of the 2022 fiscal year. The 35-cent quarterly dividend, without compounding, would be $1.40 annualized, which is equal to 9.8% of the April 29, 2022 closing price of $14.23 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
For the six months ended April 30, 2022, on a net asset value (“NAV”) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was 6.0% and its market value total return was 4.7%, compared to the Composite Index’s 5.3% total return. The Composite Index is composed of the MSCI USA Utilities Index, the MSCI World ex USA Utilities Index (net), the Alerian US Midstream Energy Index, the FTSE All-World Telecommunications Index, and the MSCI World Core Infrastructure Selected GICS Index (net), with each index weighted to reflect the sector allocation of the Fund. The Fund’s five-year annualized total return on NAV was 3.8% through April 30, 2022, below the Composite Index, which had a 5.7% annualized total return for that same period. On a market value basis, the Fund had a five-year annualized total return of 6.9% through April 30, 2022.
Total Return[1] For the period indicated through April 30, 2022
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
Duff & Phelps Utility and Infrastructure Fund Inc.
Market Value[2]	4.7%	7.7%	6.9%	6.4%
Net Asset Value[3]	6.0%	9.3%	3.8%	5.1%
Composite Index[4]	5.3%	9.6%	5.7%	5.7%
MSCI USA Utilities Index[4]	7.4%	9.0%	8.8%	9.5%
MSCI World ex USA Utilities Index (net)[4]	-2.9%	-4.2%	7.4%	5.2%
Alerian US Midstream Energy Index[4]	16.5%	37.5%	N/A	N/A
MSCI World Core Infrastructure Selected GICs Index (net) [4]	-2.9%	0.5%	N/A	N/A
FTSE All-World Telecommunications Index[4]	-8.9%	-12.7%	1.2%	3.8%

1	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
2	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

3	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 13 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
4	The Composite Index is a composite of the returns of the Alerian US Midstream Energy, MSCI USA Utilities (net), MSCI World ex USA Utilities, MSCI World Core Infrastructure Selected GICS (net), and FTSE All-World Telecommunications Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The MSCI World Core Infrastructure Selected GICS Index (net) incepted on November 1, 2020, and thus does not have five- and ten-year return information. The Alerian US Midstream Energy Index was launched June 25, 2018 and therefore does not have five- and ten-year return information. Prior to November 1, 2018, the Composite Index was a composite of the returns of the Alerian MLP, MSCI USA Utilities, MSCI World ex USA Utilities Index (net), and MSCI World Telecom Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The November 1, 2018 change in the indices comprising the Composite Index was discussed in the 2018 Annual Report. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.
The Fallout from Russia’s Invasion of Ukraine: Early in the Fund’s fiscal year, Russia began amassing a large number of troops along Ukraine’s eastern border. By late February, Russian forces had entered Ukraine, sending shockwaves and uncertainty throughout the global market. The humanitarian crisis has been grave, and an imminent, peaceful resolution does not seem to be on the horizon. Meanwhile, the global economic implications of the invasion have been far-reaching. Prices of both oil and natural gas have shot upward to levels not seen in almost a decade. Energy security has come to the forefront of global policy, driving a notable shift in global markets. These rising energy costs have also compounded the risk of persistent inflation.
Even before the Ukraine invasion, worldwide energy markets were extremely tight. Oil demand had steadily accelerated back to pre-COVID levels, while supply growth continued to suffer from regulatory hurdles and under-investment. This pushed oil prices for West Texas Intermediate (WTI) barrels significantly higher through January 2022. Global natural gas prices also jumped substantially last summer and fall as Europe and Asia competed to replenish inventories heading into the 2021-22 winter season. European natural gas inventories entered the heating season at alarmingly low levels, driven in large part by Russian efforts to restrict supply into the region. This led to a series of natural gas and power price spikes throughout Europe.
It was against this backdrop that Russian President Vladimir Putin ordered troops into Ukraine. However, Russian plans for a quick takeover were thwarted, and the invasion was met with international efforts to isolate Russia. Although not all of Russia’s energy exports have been made subject to sanctions, a large amount of supply has been curtailed. In recent years, Russia supplied approximately 40% of Europe’s natural gas and exported roughly seven million barrels of oil per day worldwide, around 7% of the global market. Russia also supplied a significant amount of refined products (gasoline, diesel, jet fuel) to Europe. With global energy markets already tight, there has been little excess supply available to replace missing Russian barrels. Consequently, oil prices have risen further since the invasion.
The situation for natural gas is even more dire. Russia is the largest exporter of natural gas in the world by a factor of two. Historically, approximately three-quarters of Russia’s gas exports have gone to Europe, accounting for roughly 40% of Europe’s natural gas imports. Europe’s only alternative to Russian gas transported by pipelines is liquefied natural gas (“LNG”) - typically shipped by sea from the United States or other LNG-producing countries - but there is very little global excess LNG supply available. As a result, Europe has had to offer premium pricing to attract LNG cargoes that otherwise would have been destined for Asia. This has resulted in a surge in LNG imports into Europe over recent months, which combined with milder weather, helped to bring European inventories closer to historically normal levels.
Not surprisingly, energy security has become a primary focus for Europe. The European Union (EU) has committed to weaning itself off Russian energy imports over the coming years and is aggressively targeting a two-thirds reduction in Russian gas imports by the end of 2022. We expect such displacement to drive stronger demand for non-Russian hydrocarbons and believe North America is in prime position to provide additional supply to the global market over the medium and longer term. Unfortunately, over the near term, additional supply is limited, and prices may move even higher, eventually leading to demand destruction.
Rising energy prices have impacted what were already elevated levels of inflation. In turn, this has added to fears of a global economic recession. While worries over inflation and economic growth have dragged down the broader equity markets, the Fund’s utility and midstream energy sectors have benefitted. Investors have been drawn to the utility sector’s high yield, along with its defensive and predictable earnings profile. Although utilities must also wrestle with inflation, they can recover most costs through regulated tracking mechanisms and routine rate cases, though with a time lag. High fuel prices over an extended time can crowd out necessary capital improvements and lower growth due to regulatory restrictions on customer bill inflation. To date, however, this has not occurred.
The Fund’s midstream energy holdings benefit from rising energy production and transportation volumes, and also, along with most of the energy sector, have some positive correlation to rising inflation. We believe the increased political and investor appreciation for energy reliability and security as a result of the conflict in Ukraine has improved the sector’s long-term prospects. U.S. LNG export facilities are operating at full capacity and a wave of new projects along the Gulf Coast is being negotiated. We see the commodity backdrop as supportive of sustained production growth in the U.S. over the coming years. Midstream energy companies should continue to see improved operating results due to increasing volumes and profitable capex opportunities for new projects.
Regrettably, we do not see any easy exit from this energy crisis. As the Russian energy embargos continue and we move into the period of high summer energy demand, European natural gas and global oil prices will likely remain elevated. It appears that higher energy prices may be with us for some time to come. However, we expect the Fund’s exposure to utilities and midstream energy, both of which have defensive characteristics in this volatile market environment, to be supportive as we ride out the storm.
Board of Directors Meeting: At the regular March 2022 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on June 15, 2022, with the distribution to be payable on June 30, 2022. At the regular June 2022 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 15, 2022, with the distribution to be payable on September 30, 2022.
The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2022, the Fund’s leverage consisted of $40 million of floating rate preferred stock and $170 million of floating rate debt. On that date, the total amount of leverage represented approximately 28% of the Fund’s total assets. As outlined in Notes 7 and 8 to the Fund’s financial statements, the Fund’s borrowings and preferred shares pay interest and dividends based on one- and three-month LIBOR (London Interbank Offer Rate) rates, and rising interest rates increase the cost of the Fund’s leverage.
The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling. In addition, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates.
The Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve (“Fed”) that sets domestic monetary policy, raised the target range for the federal funds rate twice since the beginning of the calendar year, to a current rate of 0.75% to 1.00%. The Fed has indicated that it will begin to reduce the size of its balance sheet via a runoff of its securities holdings, beginning in June. Recent FOMC minutes also indicated that the committee will likely raise the federal funds rate by 0.50% at its next two meetings, in June and July. The minutes seemed to indicate a greater flexibility following these two increases, although most market observers expect that the Fed will need to continue raising the federal funds rate, at least into 2023, in order to control inflation.
Rising interest rates generally have a negative impact on income-oriented investments, although if improved economic growth accompanies the rising rates, the impact can be mitigated. The negative impact of rising interest rates can also potentially be mitigated by an improved outlook for long-term inflation, or by relative sector performance. The amount and type of leverage employed by the Fund could potentially be modified or eliminated at any time due to the need to meet asset coverage requirements of the leverage or if the Board of Directors came to view the long-term expected benefits of the leverage less favorably.
Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg. We appreciate your interest in Duff & Phelps Utility and Infrastructure Fund Inc., and we will continue to do our best to be of service to you.
Eric Elvekrog, CFA, CPA	David D. Grumhaus, Jr. Vice President and Chief Investment Officer
President and Chief Executive Officer
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS April 30, 2022
(Unaudited)
Shares	Description	Value
Common Stocks & MLP Interests—138.0%
	■ Airport Services—1.9%
68,875	Aena SME S.A. (Spain)(1)	$ 9,903,515
	■ Cable & Satellite—2.0%
270,000	Comcast Corp. Class A	10,735,200
	■ Coal & Consumable Fuels—1.6%
98,889	Enviva, Inc.	8,340,298
	■ Construction & Engineering—3.9%
497,931	Ferrovial S.A. (Spain)	12,916,938
82,000	Vinci S.A. (France)	8,031,208
		20,948,146
	■ Electric, Gas and Water—72.0%
350,990	Alliant Energy Corp.	20,641,722
235,660	Ameren Corp.	21,892,814
124,500	American Electric Power Co., Inc.	12,339,195
1,147,215	APA Group (Australia)	9,313,389
111,800	Atmos Energy Corp.	12,678,120
177,000	Black Hills Corp.	12,963,480
843,000	CenterPoint Energy, Inc.	25,804,230
242,800	Dominion Energy, Inc. (2)	19,822,192
3,925,000	EDP - Energias de Portugal S.A. (Portugal)	18,392,895
288,200	Emera, Inc. (Canada)	13,915,888
2,253,274	Enel SpA (Italy)	14,780,754
141,000	Entergy Corp.	16,757,850
230,900	Evergy, Inc. (2)	15,666,565
221,000	Eversource Energy	19,315,400
665,145	Iberdrola S.A. (Spain)	7,725,659
1,270,000	National Grid plc (United Kingdom)	19,067,720
641,000	NextEra Energy, Inc.	45,523,820
333,117	OGE Energy Corp.	12,884,966
75,000	Orsted AS (Denmark)	8,433,671
362,000	Public Service Enterprise Group, Inc.	25,216,920
Shares	Description	Value
330,000	RWE AG (Germany)	$ 13,782,605
251,180	Xcel Energy, Inc.	18,401,447
		385,321,302
	■ Highways & Railtracks—3.3%
740,000	Atlantia SpA (Italy)	17,822,536
	■ Multi-Utilities—4.1%
46,000	CMS Energy Corp.	3,159,740
117,000	Sempra Energy	18,879,120
		22,038,860
	■ Oil & Gas Storage, Transportation and Production—32.7%
167,000	Cheniere Energy, Inc.	22,680,270
2,605,585	Energy Transfer LP	28,869,882
692,000	Enterprise Products Partners LP	17,929,720
320,819	Kinder Morgan, Inc.	5,822,865
660,575	MPLX LP	21,376,207
403,265	Pembina Pipeline Corp. (Canada)	15,259,185
740,000	Plains All American Pipeline LP	7,666,400
216,000	Targa Resources Corp.	15,856,560
487,000	Western Midstream Partners LP	11,780,530
819,147	Williams Cos., Inc. (The)	28,088,550
		175,330,169
	■ Railroads—14.5%
115,770	Canadian National Railway Co. (Canada)	13,615,017
210,000	Canadian Pacific Railway Ltd. (Canada)	15,361,149
550,000	CSX Corp.	18,887,000
81,370	Norfolk Southern Corp.	20,983,696
37,000	Union Pacific Corp.	8,668,730
		77,515,592
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2022
(Unaudited)
Shares	Description	Value
	■ Telecommunications—2.0%
229,746	Cellnex Telecom S.A. (Spain)	$ 10,800,031
	Total Common Stocks & MLP Interests (Cost $670,011,445)	738,755,649

Short-Term Investment—0.8%
	■ Money Market Mutual Fund—0.8%
4,595,965	BlackRock Liquidity FedFund, Institutional Shares (seven-day effective yield 0.312%)(3)	4,595,965
	Total Short-Term Investment (Cost $4,595,965)	4,595,965
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—138.8% (Cost $674,607,410)		743,351,614 (4)
Shares	Description	Value
	■ Written Options—(0.0)%
	(see Open Written Option Contracts on the next page)
	Total Written Options (Premiums received $214,281)	$ (116,759)
TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—138.8% (Cost $674,393,129)		743,234,855
	Secured borrowings—(31.8)%	(170,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(7.5)%	(40,000,000)
	Other assets less other liabilities—0.5%	2,127,982
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$ 535,362,837
(1)	Non-income producing.
(2)	All or a portion of the security is segregated as collateral for written options.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	All or a portion of the total investments before written options have been pledged as collateral for borrowings.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2022
(Unaudited)
Open Written Option Contracts as of April 30, 2022, were as follows:
Description of Option	Number of Contracts	Contract Notional Amount	Strike Price	Expiration Date	Value
Exchange-Traded Call Options
Dominion Energy, Inc.	(2,428)	(21,852,000)	$90.00	5/20/22	$ (26,708)
Evergy, Inc.	(2,309)	(17,317,500)	75.00	6/17/22	(90,051)
					$(116,759)
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2022:
	Level 1	Level 2
Common stocks & MLP interests	$738,755,649	$ —
Money market mutual fund	4,595,965	—
Total investments before written options	743,351,614	—
Written options	(26,708)	(90,051)
Total investments after written options	$743,324,906	$(90,051)
There were no Level 3 priced securities held and there were no transfers into or out of Level 3.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2022
(Unaudited)

* Percentages are based on total investments before written options rather than net assets applicable to common stock.
Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	United Kingdom Pound Sterling
USD	United States Dollar
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022
(Unaudited)
Assets:
Investments at value (cost $674,607,410)	$743,351,614
Foreign currency at value (cost $509,594)	512,109
Cash	100,018
Receivables:
Investment securities sold	8,222,596
Dividends	1,457,570
Tax reclaims	703,677
Prepaid expenses	51,196
Total assets	754,398,780
Liabilities:
Written options at value (premiums received $214,281) (Note 5)	116,759
Secured borrowings (Note 8)	170,000,000
Payables:
Investment securities purchased	8,234,357
Investment advisory fees (Note 3)	638,022
Administrative fees (Note 3)	53,345
Interest on floating rate mandatory redeemable preferred shares (Note 7)	97,229
Interest on secured borrowings (Note 8)	15,066
Accrued expenses	56,820
Floating rate mandatory redeemable preferred shares (liquidation preference $40,000,000, net of deferred offering costs of $175,655) (Note 7)	39,824,345
Total liabilities	219,035,943
NET ASSETS APPLICABLE TO COMMON STOCK	$535,362,837
CAPITAL:
Common stock ($0.001 par value; 596,000,000 shares authorized and 38,050,138 shares issued and outstanding)	$ 38,050
Additional paid-in capital	509,492,956
Total distributable earnings (accumulated losses)	25,831,831
Net assets applicable to common stock	$535,362,837
NET ASSET VALUE PER SHARE OF COMMON STOCK	$ 14.07
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022
(Unaudited)
INVESTMENT INCOME:
Dividends (less foreign withholding tax of $629,633)	$13,177,097
Less return of capital distributions (Note 2)	(5,678,266)
Total investment income	7,498,831
EXPENSES:
Investment advisory fees (Note 3)	3,677,020
Administrative fees (Note 3)	263,566
Interest expense and fees on secured borrowings (Note 8)	863,766
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	480,937
Professional fees	81,331
Reports to shareholders	75,155
Directors’ fees (Note 3)	33,813
Accounting agent fees	30,094
Custodian fees	10,194
Transfer agent fees	6,473
Other expenses	57,577
Total expenses	5,579,926
Net investment income	1,918,905
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	19,204,023
Net realized gain (loss) on foreign currency transactions	(143,965)
Net realized gain (loss) on written options	322,284
Net change in unrealized appreciation / depreciation on investments and foreign currency translation	10,585,782
Net change in unrealized appreciation / depreciation on written options	97,522
Net realized and unrealized gain (loss)	30,065,646
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$31,984,551
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the six months ended April 30, 2022 (Unaudited)	For the year ended October 31, 2021
OPERATIONS:
Net investment income	$ 1,918,905	$ 4,589,084
Net realized gain (loss)	19,382,342	18,234,544
Net change in unrealized appreciation / depreciation	10,683,304	99,415,296
Net increase (decrease) in net assets applicable to common stock resulting from operations	31,984,551	122,238,924
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(1,918,905) *	—
In excess of net investment income	(24,686,116) *	—
Return of capital	—	(53,112,191)
Decrease in net assets from distributions to common stockholders (Note 6)	(26,605,021)	(53,112,191)
From Capital Share Transactions
Shares issued to common stockholders from dividend reinvestment (57,765 and 62,567 shares, respectively)	831,213	824,302
Increase (decrease) in net assets from capital share transactions	831,213	824,302
Total increase (decrease) in net assets	6,210,743	69,951,035
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	529,152,094	459,201,059
End of period	$535,362,837	$529,152,094

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED April 30, 2022
(Unaudited)
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$ 31,984,551
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sale of long-term investment securities	184,772,300
Increase in investment securities sold receivable	(8,222,596)
Purchase of long-term investment securities	(164,181,529)
Increase in investment securities purchased payable	8,234,357
Net purchase of money market mutual funds	(2,067,571)
Net change in unrealized appreciation on investments	(10,631,775)
Net change in unrealized appreciation on written options	(97,522)
Net realized gain on investments	(19,204,023)
Net realized gain on written options	(322,284)
Return of capital distributions on investments	5,678,266
Proceeds from litigation settlements	99,421
Net proceeds from written options	536,565
Increase in tax reclaims receivable	(184,328)
Increase in dividends receivable	(131,439)
Increase in prepaid expenses	(34,554)
Amortization of deferred offering costs on mandatory redeemable preferred shares	26,233
Decrease in interest payable on secured borrowings	(1,565)
Increase in interest payable on mandatory redeemable preferred shares	25,554
Increase in affiliated expenses payable	30,777
Decrease in non-affiliated expenses payable	(28,069)
Cash provided by (used in) operating activities	26,280,769
Cash flows provided by (used in) financing activities:
Cash distributions paid to shareholders	(25,773,808)
Cash provided by (used in) financing activities	(25,773,808)
Net increase (decrease) in cash	506,961
Cash and cash equivalents at beginning of period	105,166
Cash and cash equivalents at end of period	$ 612,127
Supplemental cash flow information:
Cash paid during the period for interest expense on secured borrowings	$ 865,331
Cash paid during the period for interest expense on floating rate mandatory redeemable preferred shares	$ 429,150
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2022 (Unaudited)	For the year ended October 31,
			2021	2020	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$ 13.93	$ 12.11	$ 16.40	$ 15.28	$ 17.47	$ 18.45
Net investment income (loss)	0.05	0.12	0.22	0.12	0.19	0.41
Net realized and unrealized gain (loss)	0.79	3.10	(3.11)	2.40	(0.98)	0.01
Net increase (decrease) from investment operations applicable to common stock	0.84	3.22	(2.89)	2.52	(0.79)	0.42
Distributions on common stock:
Net investment income	(0.05)	—	(0.71)	—	(1.15)	(0.44)
In excess of net investment income	(0.65)	—	—	—	—	—
Net realized gain	—	—	—	(0.56)	(0.25)	(0.29)
Return of capital	—	(1.40)	(0.69)	(0.84)	—	(0.67)
Total distributions	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Net asset value, end of period	$ 14.07	$ 13.93	$ 12.11	$ 16.40	$ 15.28	$ 17.47
Market value, end of period	$ 14.23	$ 14.26	$ 10.20	$ 15.53	$ 13.21	$ 15.77
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses	2.12% *	2.27%	2.82%	3.20%	2.97%	2.42% (1)
Net operating expenses, without leverage	1.60% *	1.62%	1.67%	1.62%	1.62%	1.53% (1)
Gross operating expenses	2.12% *	2.27%	2.82%	3.20%	2.97%	2.47% (1)
Net investment income	0.73% *	0.88%	1.59%	0.72%	1.13%	2.21%
SUPPLEMENTAL DATA:
Total return on market value(2)	4.70%	55.26%	(25.95)%	29.13%	(7.95)%	8.77%
Total return on net asset value(2)	5.98%	27.62%	(17.42)%	17.01%	(4.82)%	2.17%
Portfolio turnover rate	23%	45%	50%	48%	46%	49%
Net assets applicable to common stock, end of period (000’s omitted)	$535,363	$529,152	$459,201	$621,962	$579,457	$662,659
Secured borrowing outstanding, end of period (000’s omitted)	$170,000	$170,000	$130,000	$160,000	$160,000	$160,000
Asset coverage on secured borrowings(3)	$ 4,384	$ 4,348	$ 5,148	$ 5,512	$ 5,247	$ 5,767
Mandatory redeemable preferred shares, end of period (000’s omitted)(4)	$ 40,000	$ 40,000	$ 80,000	$100,000	$100,000	$100,000
Asset coverage on mandatory redeemable preferred shares(5)	$ 89	$ 88	$ 80	$ 85	$ 81	$ 89
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(6)	355%	352%	319%	339%	323%	355%

*	Annualized.
(1)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser had contractually agreed to provide through July 29, 2017. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(2)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total Return on net asset value uses the same methodology, but with the use of net asset value for beginning and ending values.
(3)	Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.
(4)	The Fund’s preferred shares are not publicly traded.
(5)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.
(6)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND  INFRASTRUCTURE FUND  INC.
NOTES TO FINANCIAL STATEMENTS April 30, 2022
(Unaudited)
Note 1. Organization
Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date and is out of the money, the option will be fair valued, and classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.
B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only

DUFF & PHELPS UTILITY AND  INFRASTRUCTURE FUND  INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022
(Unaudited)
determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2022, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
C.      Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

DUFF & PHELPS UTILITY AND  INFRASTRUCTURE FUND  INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022
(Unaudited)
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.
Changes in the value of the written options are included in “Net change in unrealized appreciation / depreciation on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.
F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
G.      Accounting Standards: In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848 - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs have been extended and are expected to continue until mid-2023. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 3. Agreements and Management Arrangements
A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.       Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.
C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2022 were $33,813.

DUFF & PHELPS UTILITY AND  INFRASTRUCTURE FUND  INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022
(Unaudited)
D.      Affiliated Shareholder: At April 30, 2022, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 12,876 shares of the Fund, which represent 0.03% of shares of common stock outstanding. These shares may be sold at any time.
Note 4. Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and written options) for the six months ended April 30, 2022 were $164,181,529 and $184,844,337, respectively.
Note 5. Derivatives Transactions
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2E above. During the six months ended April 30, 2022, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.
For the six months ended April 30, 2022, the average quarterly premiums received for written options was $71,427.
The following is a summary of the derivative activity reflected in the financial statements for the six months ended April 30, 2022.
Statement of Assets and Liabilities		Statement of Operations
Assets: None	$ —	Net realized gain (loss) from written options	$322,284
Liabilities: Written options at value	(116,759)	Net change in unrealized appreciation / depreciation from written options	97,522
Net asset (liability) balance	$(116,759)	Total realized and unrealized gain (loss)	$419,806
Note 6. Distributions and Tax Information
At April 30, 2022, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$669,446,501	$92,636,793	$(18,731,680)	$73,905,113
Written options	(214,281)	104,403	(6,881)	97,522

DUFF & PHELPS UTILITY AND  INFRASTRUCTURE FUND  INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022
(Unaudited)
The Fund has capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended October 31, 2021, the Fund’s capital loss carryovers were as follows:
Short-Term	Long-Term
$11,942,443	$5,552,471
The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the 35 cents per common share distribution level. The character of distributions is determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
Note 7. Floating Rate Mandatory Redeemable Preferred Shares
In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.
On April 20, 2020, the Fund voluntarily redeemed all 800,000 of its outstanding Series A MRP Shares, and on October 22, 2021, the Fund voluntarily redeemed all 1,600,000 of its outstanding Series B MRP Shares.
Key terms of Series C MRP Shares at April 30, 2022 are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
C	1,600,000	$40,000,000	3M LIBOR + 1.95%	2.92%	2.26%	8/24/2025
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $26,233 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date, which is the last day of each of March, June, September and December.

DUFF & PHELPS UTILITY AND  INFRASTRUCTURE FUND  INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022
(Unaudited)
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which may vary based on the date of redemption). The MRP shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 8. Secured Borrowings
The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $170,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2022, average daily borrowings under the Agreement and the weighted daily average interest rate were $170,000,000 and 1.011%, respectively. At April 30, 2022, the Fund had outstanding borrowings of $170,000,000 at a rate of 1.595% for a one-month term.
Note 9. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Renewal of Investment Advisory Agreement (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dpg and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility), and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser even in light of the disruptions related to the COVID-19 pandemic. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”)

total return ranked above the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 1-year period ended June 30, 2021, and below the median for that same group for the 3- and 5-year periods ended June 30, 2021. The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3-, and 5-year periods ended June 30, 2021, measured against two benchmarks: the Lipper Sector Peer Group Average (leveraged closed-end equity funds selected by Thomson Reuters Lipper) and a composite of the Alerian U.S. Midstream Energy Index, the MSCI USA Utilities Index, MSCI World ex USA Utilities Index, the MSCI World Core Infrastructure Selected GICS Index, and the FTSE All World Telecommunications Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”). The Contracts Committee noted that, for the 3- and 5-year periods ended June 30, 2021, the Fund’s NAV total return and its market value total return each underperformed the Lipper Sector Peer Group Average while outperforming the average for the 1-year period ended June 30, 2021. The Contracts Committee also noted that, for the same periods, the Fund’s NAV total return trailed the Composite Benchmark for the 3- and 5-year periods while outperforming for the 1-year period, and the Fund’s market value total return outperformed the Composite Benchmark for the 1-, 3- and 5-year periods. In evaluating the performance of the Fund, the Committee took account of the fact that in November 2019, the Fund had changed its investment policies to allow greater investment in infrastructure companies and to allow a higher proportion of its investments to be in the United States, and that this policy change had necessitated a repositioning of the Fund’s portfolio, with a goal of providing more stable investment performance with less volatility over the long term. The Committee also considered that, as reported by the Adviser, the Fund performance was negatively impacted by deleveraging during the early phase of the COVID-19 pandemic, as well as the Fund’s exposure to midstream energy holdings that were particularly impacted by the pandemic.
The Contracts Committee noted that the Fund’s managed distribution plan, adopted in 2015, provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a quarterly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 35 cent per share quarterly distribution level.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total assets basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis.
In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type, tenor and accounting treatment of the leverage used by each fund, among other factors, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage was the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.
Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements, and enhanced reputation that may aid in obtaining new clients. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.
Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2023. On December 16, 2021, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2023.

1 For periods prior to November 1, 2020, the benchmark did not include the MSCI World Core Infrastructure Selected GICS Index. For periods prior to November 1, 2018, the composite benchmark was a weighted average of the Alerian MLP Index, the MSCI U.S. Utilities Index, the MSCI World ex-U.S. Utilities Index, and the MSCI World Telecom Index.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 7, 2022. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of directors*
Director elected by the holders of the Fund’s common and preferred stock to serve until the Annual Meeting in the year 2024 or until his successor is duly elected and qualified:
Philip R. McLoughlin	30,661,519	555,751

* Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Geraldine M. McNamara, Eileen A. Moran, and David J. Vitale (Chairman).

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Board of Directors
DAVID J. VITALE
Chairman
EILEEN A. MORAN
Vice Chairperson
DONALD C. BURKE
PHILIP R. MCLOUGHLIN
GERALDINE M. MCNAMARA
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
ERIC J. ELVEKROG, CFA, CPA
Vice President and Chief Investment Officer
ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary
JOYCE B. RIEGEL
Chief Compliance Officer
JENNIFER S. FROMM
Vice President and Secretary
W. PATRICK BRADLEY, CPA
Vice President and Assistant Treasurer
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
Duff & Phelps Utility
and Infrastructure Fund Inc.
Common stock listed on the New York
Stock Exchange under the symbol DPG
Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	A schedule of investments is included as part of the report to stockholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 21, 2022) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April  30, 2022 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Utility and Infrastructure Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date 6/24/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date 6/24/22

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date 6/24/22